UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 3, 2006
WESTWOOD ONE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14691	95-3980449

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 West 57th Street, 5th Floor
New York, NY	10019

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 641-2000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5	Corporate Governance and Management

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
(c)          On January 3, 2006, Westwood One, Inc. (the “Company”) announced the appointment of Peter Kosann as President and Chief Executive Officer of the Company and as a director of the Company, effective January 1, 2006. Kosann replaces Joel Hollander, who was appointed interim President and Chief Executive Officer on December 8, 2005 after Shane Coppola resigned. Kosann’s services will be provided by CBS Radio Inc. (previously known as Infinity Broadcasting Corporation) (“CBS Radio”) to the Company in accordance with CBS Radio’s existing agreement to manage the Company (the “Management Agreement”) and provide it with a chief executive officer. Kosann will be an employee of a unit of CBS Radio. A copy of the Management Agreement was previously filed with the Securities and Exchange Commission (“SEC”) as Exhibit 10.17 to the Company's Current Report on Form 8-K filed on June 4, 1999 and the amendment thereto was filed with the SEC as Annex A to the Company’s proxy statement on April 25, 2002. A copy of the press release announcing Kosann’s appointment is furnished herewith as Exhibit 99.1 and is incorporated by reference herein in its entirety.
               Kosann, 35, has served as Co-Chief Operating Officer of the Company since April 2005 and President, Sales of the Company since May 2003. Prior to becoming Co-Chief Operating Officer of the Company, Kosann served as the Company’s Executive Vice President — Network Advertising Sales from January 2001 to May 2003 and as Senior Vice President — Affiliate Sales and New Media from December 1999 to January 2001.
               In addition to the Management Agreement, the Company also enters into other transactions with CBS Radio in the normal course of business. Such transactions are more fully described in the Company’s filings with the SEC, including its proxy statement filed with the SEC on April 29, 2005 and its Annual Report on Form 10-K filed on March 16, 2005.
(d)          As described further above, effective January 1, 2006, the Board appointed Kosann as a Class I director to fill the vacancy created when Shane Coppola resigned from the Board on December 8, 2005.

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

The following is a list of the exhibits filed as a part of this Form 8-K:

Exhibit
No.	Description of Exhibit

99.1	Press Release, dated January 3, 2006, announcing the appointment of Peter Kosann as President and Chief Executive Officer of the Company.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTWOOD ONE, INC.

Date: January 3, 2006	By:	/s/ David Hillman
		Name:	David Hillman
		Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX
Current Report on Form 8-K
dated January 3, 2006
Westwood One, Inc.

Exhibit
No.	Description of Exhibit

99.1	Press Release, dated January 3, 2006, announcing the appointment of Peter Kosann as President and Chief Executive Officer of the Company.